SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                August 29, 2002
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)


                     --------------------------------------

       OHIO                     File No. 1-5964                  23-0334400
       ----                     ---------------                  ----------
   (State or other             (Commission File               (IRS Employer
   jurisdiction of             Number)                        Identification
   incorporation)                                             Number)


           P.O. Box 834, Valley Forge, Pennsylvania       19482
           ----------------------------------------       -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On August 29, 2002, IKON Office Solutions, Inc. (the "Company" or "IKON") announced that Matthew J. Espe has been appointed President and Chief Executive Officer. The Company's press release dated August 29, 2002 containing further details is attached.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

c.    The following  exhibits are furnished in accordance with the provisions of
      Item 601 of Regulation S-K:

      (99)  Press Release dated August 29, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              IKON OFFICE SOLUTIONS, INC.




                                              By:  /s/ WILLIAM S. URKIEL
                                                   -----------------------------
                                                       William S. Urkiel
                                                       Senior Vice President and
                                                       Chief Financial Officer



Dated:  August 29, 2002